SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   --------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): October 14, 2003
                                                  (October 8, 2003)


                              FEDDERS CORPORATION
              (Exact Name of Registrant as Specified in Charter)


           DELAWARE                   1-8831                  22-2572390
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)


                             505 Martinsville Road
                     Liberty Corner, New Jersey 07938-0813
             (Address of Principal Executive Offices and Zip Code)
                                (908) 604-8686
             (Registrant's telephone number, including area code)


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Item 9.  Regulation FD disclosure.

         The following information is furnished pursuant to "Item 12 Result of Operations and Financial Condition" of the Form 8-K:

         Fedders Corporation issued a press release on October 8, 2003 announcing its financial results for the fiscal year ended August 31, 2003.

         A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.

Exhibit Number    Description
-------------------------------------------------------
        99        Press Release dated October 8, 2003.




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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FEDDERS CORPORATION

                                                By: /s/ Kent E. Hansen
                                                    --------------------------
                                                   Kent E. Hansen
                                                   Executive Vice President and
                                                   Secretary

Dated:  October 14, 2003





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                                 EXHIBIT INDEX


Exhibit Number         Description
------------------------------------------------------------
      99               Press Release dated October 8, 2003.